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                 NEUBERGER BERMAN EQUITY FUNDS [GRAPHIC OMITTED]

                       STATEMENT OF ADDITIONAL INFORMATION

          Class A Shares, Class C Shares and Institutional Class Shares

                              DATED APRIL 15, 2008

                      Neuberger Berman CLIMATE CHANGE Fund

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              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700




     Neuberger Berman CLIMATE CHANGE Fund (the "Fund") is a mutual fund that offers shares pursuant to Prospectuses dated April 15, 2008.


     The Prospectus for your share class provides more information about the Fund that you should know before investing. You can get a free copy of the Prospectus for your share class from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the appropriate Prospectus carefully before investing.

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus for your share class.

     No person has been authorized to give any information or to make any representations not contained in the Prospectus for your share class or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus for your share class and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

     The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the Fund name in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2008 Neuberger Berman Management Inc. All rights reserved.

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                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT INFORMATION.........................................................1
         INVESTMENT POLICIES AND LIMITATIONS...................................1
         Cash Management and Temporary Defensive Positions.....................3
         Additional Investment Information.....................................3

PERFORMANCE INFORMATION.......................................................26
         Average Annual Total Return Computations.............................26
         Average Annual Total Return After Taxes on Distributions.............26
         Average Annual Total Return After Taxes on Distributions and
             Sale of Fund Shares..............................................26

CERTAIN RISK CONSIDERATIONS...................................................27

TRUSTEES AND OFFICERS.........................................................27
         Information about the Board of Trustees..............................27
         Information about the Officers of the Trust..........................34

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................43
         Investment Manager and Administrator.................................43
         Contractual Expense Limitations......................................45
         Sub-Adviser..........................................................45
         Portfolio Manager Information........................................46
         Other Investment Companies Managed...................................48
         Codes of Ethics......................................................49
         Management and Control of NB Management and Neuberger Berman.........49

DISTRIBUTION ARRANGEMENTS.....................................................49
         Distribution Plan (Class A Only).....................................52
         Distribution Plan (Class C Only).....................................52

ADDITIONAL PURCHASE INFORMATION...............................................53
         Share Prices and Net Asset Value.....................................53
         Financial Intermediaries.............................................55
         Automatic Investing and Dollar Cost Averaging........................55
         Sales Charges........................................................55
         Sales Charge Reductions and Waivers..................................58

ADDITIONAL EXCHANGE INFORMATION...............................................62

ADDITIONAL REDEMPTION INFORMATION.............................................64
         Suspension of Redemptions............................................64
         Redemptions in Kind..................................................64

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DIVIDENDS AND OTHER DISTRIBUTIONS.............................................64

ADDITIONAL TAX INFORMATION....................................................65
         Taxation of the Fund.................................................65
         Taxation of the Fund's Shareholders..................................70

FUND TRANSACTIONS.............................................................71
         Expense Offset Arrangement...........................................74
         Portfolio Turnover...................................................74
         Proxy Voting.........................................................74

PORTFOLIO HOLDINGS DISCLOSURE.................................................75

REPORTS TO SHAREHOLDERS.......................................................78

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................78

CUSTODIAN AND TRANSFER AGENT..................................................79

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................79
LEGAL COUNSEL.................................................................79

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................79

REGISTRATION STATEMENT........................................................79

APPENDIX A - RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

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                             INVESTMENT INFORMATION

     The Fund is a separate operating series of Neuberger Berman Equity Funds ("Trust"), a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company.

     The following information supplements the discussion in the Prospectuses of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

               (1) 67% of the units of beneficial interest ("shares") of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

               (2) a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT POLICIES AND LIMITATIONS
-----------------------------------

     Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.

     The following investment policies and limitations are fundamental:

     1. BORROWING. The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

     2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

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     3.  DIVERSIFICATION.  The Fund may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government and Agency Securities"), or securities issued by other investment companies) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to U.S. Government and Agency Securities.

     5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

     6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may
(i) invest in securities of issuers a principal business of which is mortgaging, investing and/or dealing in real estate or interests therein, (ii) invest in instruments that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

     7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

     8. UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

     For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

     The Fund has the following fundamental investment policy:

          Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

     For purposes of the limitation on industry concentration, the Fund determines industry classifications using Level Four of the Global Industry Classification Standard, which currently contains 139 separate industries. The more narrowly industries are defined, the more likely it is that multiple industries will be affected in a similar fashion by a single economic or regulatory development.

     The following investment policies and limitations are non-fundamental:

     1.  BORROWING.   The  Fund  may  not  purchase  securities  if  outstanding borrowings of money, including any reverse repurchase agreements, exceed 5% of its total assets.

     2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

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     3. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.


     4. ILLIQUID SECURITIES. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.


     5. EQUITY SECURITIES. The Fund normally invests at least 80% of its assets in equity securities. Although this is a non-fundamental policy, the Fund Trustees will not change this policy without at least 60 days' notice to shareholders. As used in this policy, "assets" means net assets plus the amount of any borrowing for investment purposes.

     Convertible securities are considered equity securities for purposes of the Fund's non-fundamental policy to invest at least 80% of its net assets in equity securities.

CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS
-------------------------------------------------

     For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

     In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. Among other things, the conditions preclude the Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") ("sales charge"), or service fee, as defined in that rule, in connection with its purchase or redemption of the money market fund's or unregistered fund's shares, or the Fund's investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.

     In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

     The Fund may make the following investments, among others; some of which are part of the Fund's principal investment strategies and some of which are not. The principal risks of the Fund's principal investment strategies are

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discussed  in the  Prospectuses.  The  Fund  may  not buy  all of the  types  of securities or use all of the investment techniques that are described.


     ILLIQUID SECURITIES. Generally, illiquid securities are securities that cannot be expected to be sold or disposed of within seven days at approximately the price at which they are valued by the Fund. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to it.


     POLICIES AND LIMITATIONS. The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

     POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

     SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned

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on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund's policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman, LLC ("Neuberger Berman") or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order. The Fund may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

     POLICIES AND LIMITATIONS. The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily. See the section entitled "Cash Management and Temporary Defensive Positions" for information on how the cash collateral may be invested. The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

     RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

     Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price

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

than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

     POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund's 15% limit on investments in illiquid securities.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

     POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

     LEVERAGE. The Fund may engage in transactions that have the effect of leverage. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Fund's net asset value ("NAV"). Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceed the interest the Fund will have to pay, the Fund's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends, if any, will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Fund's investment limitations.

     POLICIES AND LIMITATIONS. Generally, the Fund does not intend to use leverage for investment purposes. The Fund may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

     FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as investors.

     The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

     Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

     Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.


     The Fund may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and International Depository Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.


     Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

     FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

     When-issued purchases and forward commitment transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price.

     The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's NAV as long as the commitment to sell remains in effect.

     POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The

Fund may realize capital gains or losses in connection with these transactions.

     When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund's records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

     REAL ESTATE-RELATED INSTRUMENTS. The Fund will not directly invest in real estate, but the Fund may invest in securities issued by real estate companies. Investments in the securities of companies in the real estate industry subject the Fund to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage Fund, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

     Real estate-related instruments include securities of real estate investment trusts ("REITs"), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

     The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Internal Revenue Code of 1986, as amended ("Code"), and failing to maintain exemption from the 1940 Act.

     REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to indirectly bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

     The Fund may also invest in mortgage-backed securities. These are fixed income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when those interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) and Freddie Mac (also known as the Federal Home Loan Mortgage Corporation)) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

     ENERGY-RELATED INVESTMENTS. The securities of companies in energy-related activities include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships (see "Master Limited Partnerships" below), natural gas and electric utilities, and alternative energy providers. Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and may lack the resources and the broad business lines to weather hard times. These companies face the risk that their earnings, dividends and stock prices will be affected by changes in the prices and supplies of energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including the supply and demand for energy fuels; international political events; energy conservation; the success of exploration projects; tax and other governmental regulations; policies of the Organization of Petroleum Exporting Countries ("OPEC"); and relationships among OPEC members and between OPEC and oil-importing countries.

     FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES
                                  AND INDICES,
                    FORWARD CONTRACTS, AND OPTIONS ON FOREIGN
               CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")


     FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

     The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Fund may purchase futures contracts to fix what NB Management believes to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by the Fund, the value of the contract will tend to change together with changes in the value of such securities. To compensate for anticipated differences in volatility between positions the Fund wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

     For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index").

     A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

     U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

     Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

     "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its NAV, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

     Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

     Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could have an adverse impact on the NAV of the Fund.

     Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

     Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

     POLICIES AND LIMITATIONS. The Fund may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund does not engage in transactions in futures and options on futures for speculation.

     The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund's investment objective.

     When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

     The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

     If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

     POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on securities and call options in related closing transactions. The Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

     The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

     PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

     When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

     Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund's investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

     POLICIES AND LIMITATIONS. The Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).

     GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

     Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

     The premium the Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

     Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

     The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

     POLICIES AND LIMITATIONS. The Fund may use American-style options.

     The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund's 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     PUT AND CALL OPTIONS ON SECURITIES INDICES. The Fund may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Fund's securities or securities the Fund intends to buy. The Fund may write securities index options to close out positions in such options that it has purchased.

     For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

     Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

     POLICIES AND LIMITATIONS. The Fund may purchase put and call options on securities indices for the purpose of hedging. All securities index options purchased by the Fund will be listed and traded on an exchange. The Fund currently does not expect to invest a substantial portion of its assets in securities index options.

     For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     The Fund may enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund will not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

     At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

     NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

     However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

     POLICIES AND LIMITATIONS. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

     When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

     OPTIONS ON FOREIGN CURRENCIEs. The Fund may write and purchase covered call and put options on foreign currencies.

     Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

     POLICIES AND LIMITATIONS. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

     REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. If the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid securities.

     Segregated securities cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

     GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund's use of Financial Instruments will be successful.

     The Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

     POLICIES AND LIMITATIONS. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

     SHORT SALES. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends and may be required to pay a premium or interest.

     The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

     The Fund may also make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

     The effect of short selling on the Fund is similar to the effect of leverage. Short selling may amplify changes in the Fund's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

     POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if the Fund engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker), or designate on its records as segregated, an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated assets at such a level that (1) the amount of segregated assets plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount of segregated assets plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     FIXED INCOME SECURITIES. While the emphasis of the Fund's investment program is on common stocks and other equity securities, the Fund may invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The Fund may also invest in investment grade corporate bonds and debentures. The debt securities in which the Fund may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. The Fund may invest in corporate debt securities rated below investment grade.

     U.S.  Government  Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, SLM Corporation, (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

     "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

     The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund primarily refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

     Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund's fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

     Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Fund warrants exposure to the additional level of risk.

     POLICIES AND LIMITATIONS. There are no restrictions as to the ratings of debt securities the Fund may acquire or the portion of its assets it may invest in debt securities in a particular ratings category. Although the Fund does not presently intend to invest in debt securities, they may invest in convertible debt securities that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

     COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

     POLICIES AND LIMITATIONS. The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality.

     ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

     The discount on zero coupon securities ("original issue discount" or "OID") must be included in gross income ratably by the Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See "Additional Tax Information."

     The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

     The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

     POLICIES AND LIMITATIONS. Convertible securities are considered equity securities for purposes of the Fund's non-fundamental policy to invest at least 80% of its net assets in equity securities. Convertible debt securities are subject to the Fund's investment policies and limitations concerning fixed income securities.

     PREFERRED STOCK. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

     SWAP AGREEMENTS. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

     POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

     CANADIAN INCOME TRUSTS. Canadian income trusts commonly hold debt or equity securities in, or are entitled to receive royalties from, an underlying active business. The income trust structure is typically adopted by businesses that require a limited amount of capital in maintenance and that generate stable cash flows. The value of an income trust can rise or fall for the same reasons that affect equity securities or because of changes to interest rates.

     An investment in units of a Canadian income trust is not the equivalent of owning shares in a corporation. Unit holders do not have the statutory rights normally associated with owning shares in a corporation. Investments in income trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates and other economic factors.

Typically, income trusts are more volatile than fixed income securities and preferred shares. The value of income trust units may decline significantly if they are unable to meet distribution targets. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust (including the Fund if it that invests in the income trust) could be held responsible for such obligations. Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability. There is also a risk that the tax rules relating to income trusts may change in a way that is negative to income trust investors.

     MASTER LIMITED PARTNERSHIPS. Master limited partnerships ("MLPs") are limited partnerships (or similar entities) in which the ownership units (i.e., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the "OTC" market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution. Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

     Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

     The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

     OTHER INVESTMENT COMPANY SECURITIES. The Fund may invest in shares of other investment companies. Such an investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

     As a shareholder in an investment company, the Fund would indirectly bear its PRO RATA share of that investment company's expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

     POLICIES AND LIMITATIONS. For cash management purposes, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by NB Management or an affiliate, under specified conditions. In addition, pursuant to an exemptive order received from the SEC, the Fund may invest cash collateral received in connection with securities lending in shares of an unregistered fund advised by NB Management or an affiliate that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. See "Cash Management and Temporary Investment Policy."

     Otherwise, the Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate.

     The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

     INDEXED SECURITIES. The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     TERRORISM RISKS. Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund's operations.

                             PERFORMANCE INFORMATION

     The Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor's original cost.

AVERAGE ANNUAL TOTAL RETURN COMPUTATIONS
----------------------------------------

     The Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                        n
                                  P(1+T)  = ERV

     Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

     NB Management may from time to time forgo a portion of its current fees due from the Fund or reimburse the Fund for a portion of its expenses. Such action has the effect of increasing total return. Such undertakings are described in the Prospectuses and in "Investment Management and Administration Services" below.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------

     An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ATV
                                              D

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

An average annual rate of return after taxes on distribution and sale of Fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on Fund distributions and sale of Fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                       n
                                 P(1+T)  = ATV
                                              DR

                           CERTAIN RISK CONSIDERATIONS

     Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.



                              TRUSTEES AND OFFICERS

     The following tables set forth information concerning the Fund Trustees and officers of the Trust. All persons named as Fund Trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

INFORMATION ABOUT THE BOARD OF TRUSTEES
---------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF FUNDS   OTHER DIRECTORSHIPS
                         POSITION AND                                        IN FUND COMPLEX    HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)                SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)         TRUSTEE
-----------             -------------        ---------------------------     ----------------    -----------------
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
John Cannon (78)          Trustee since   Consultant; formerly, Chairman,           62         Independent Trustee
                              2000        CDC Investment Advisers                              or Director of three
                                          (registered investment adviser),                     series of
                                          1993 to January 1999; formerly,                      Oppenheimer Funds:
                                          President and Chief Executive                        Oppenheimer Limited
                                          Officer, AMA Investment                              Term New York
                                          Advisors, an affiliate of the                        Municipal Fund,
                                          American Medical Association.                        Rochester Fund
                                                                                               Municipals, and
                                                                                               Oppenheimer
                                                                                               Convertible
                                                                                               Securities Fund
                                                                                               since 1992.
-----------------------------------------------------------------------------------------------------------------------------
Faith Colish (72)        Trustee since    Counsel, Carter Ledyard &                 62         Formerly, Director
                              1982        Milburn LLP (law firm) since                         (1997 to 2003) and
                                          October 2002; formerly,                              Advisory Director
                                          Attorney-at-Law and President,                       (2003 to 2006), ABA
                                          Faith Colish, A Professional                         Retirement Funds
                                          Corporation, 1980 to 2002.                           (formerly, American
                                                                                               Bar Retirement Association)
                                                                                               (not-for-profit membership
                                                                                               corporation).
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF FUNDS   OTHER DIRECTORSHIPS
                         POSITION AND                                        IN FUND COMPLEX    HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)                SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)         TRUSTEE
-----------                ----------        ---------------------------     ----------------   -------------------
-----------------------------------------------------------------------------------------------------------------------------
Martha C. Goss (58)      Trustee since    President, Woodhill Enterprises           62         Director, Ocwen
                              2007        Inc./Chase Hollow Associates LLC                     Financial
                                          (personal investment vehicle),                       Corporation
                                          since 2006; Chief Operating and                      (mortgage
                                          Financial Officer, Hopewell                          servicing), since
                                          Holdings LLC/ Amwell Holdings,                       2005; Director,
                                          LLC (a holding company for a                         American Water
                                          healthcare reinsurance company                       (water utility),
                                          start-up), since 2003; formerly,                     since 2003;
                                          Consultant, Resources Connection                     Director, Channel
                                          (temporary staffing), 2002 to                        Reinsurance
                                          2006.                                                (financial guaranty
                                                                                               reinsurance), since 2006;
                                                                                               Advisory Board Member,
                                                                                               Attensity (software
                                                                                               developer), since 2005;
                                                                                               Director, Allianz Life of New
                                                                                               York (insurance), since 2005;
                                                                                               Director, Financial Women's
                                                                                               Association of New York (not
                                                                                               for profit association), since
                                                                                               2003; Trustee Emerita, Brown
                                                                                               University, since 1998.
-----------------------------------------------------------------------------------------------------------------------------


C. Anne Harvey (70)      Trustee since    President, C.A. Harvey                    62         Formerly, President,
                              2000        Associates, since October 2001;                      Board of Associates
                                          formerly, Director, AARP, 1978                       to The National
                                          to December 2001.                                    Rehabilitation
                                                                                               Hospital's Board of Directors,
                                                                                               2001 to 2002; formerly,
                                                                                               Member, Individual Investors
                                                                                               Advisory Committee to the New
                                                                                               York Stock Exchange Board of
                                                                                               Directors, 1998 to June 2002.


-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF FUNDS   OTHER DIRECTORSHIPS
                         POSITION AND                                        IN FUND COMPLEX    HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)                SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)         TRUSTEE
-----------             -------------        ---------------------------     ----------------   ------------------
-----------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (80)    Trustee since    Marcus Nadler Professor Emeritus          62         Formerly, Director,
                              2000        of Finance and Economics, New                        The Caring Community
                                          York University Stern School of                      (not-for-profit),
                                          Business; formerly, Executive                        1997 to 2006;
                                          Secretary-Treasurer, American                        formerly, Director,
                                          Finance Association, 1961 to                         DEL Laboratories,
                                          1979.                                                Inc. (cosmetics and
                                                                                               pharmaceuticals), 1978 to
                                                                                               2004; formerly, Director,
                                                                                               Apple Bank for Savings, 1979
                                                                                               to 1990; formerly, Director,
                                                                                               Western Pacific Industries,
                                                                                               Inc., 1972 to 1986 (public
                                                                                               company).
-----------------------------------------------------------------------------------------------------------------------------


Michael M. Knetter       Trustee since    Dean, School of Business,                 62         Trustee,
(48)                          2007        University of Wisconsin -                            Northwestern Mutual
                                          Madison; formerly, Professor of                      Series Fund, Inc.,
                                          International Economics and                          since February 2007;
                                          Associate Dean, Amos Tuck School                     Director, Wausau
                                          of Business - Dartmouth College,                     Paper, since 2005;
                                          1998 to 2002.                                        Director, Great Wolf
                                                                                               Resorts, since 2004.


-----------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (71)    Trustee since    Retired; formerly, Vice                   62         Director,
                              1984        President and General Counsel,                       Webfinancial
                                          WHX Corporation (holding                             Corporation (holding
                                          company), 1993 to 2001.                              company), since
                                                                                               December 2002; formerly,
                                                                                               Director WHX Corporation
                                                                                               (holding company), January
                                                                                               2002 to June 2005; formerly,
                                                                                               Director, State Theatre of New
                                                                                               Jersey (not-for-profit
                                                                                               theater), 2000 to 2005.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF FUNDS   OTHER DIRECTORSHIPS
                         POSITION AND                                        IN FUND COMPLEX    HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)                SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)         TRUSTEE
-----------             -------------        ---------------------------     ----------------    ----------------
-----------------------------------------------------------------------------------------------------------------------------
George W. Morriss (60)   Trustee since    Formerly, Executive Vice                  62         Manager, Old Mutual
                              2007        President and Chief Financial                        2100 fund complex
                                          Officer, People's Bank (a                            (consisting of six
                                          financial services company),                         funds) since October
                                          1991 to 2001.                                        2006 for four funds
                                                                                               and since February
                                                                                               2007 for two funds.
-----------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien (79)   Trustee since    Formerly, Member, Investment              62         Director, Legg
                              1993        Policy Committee, Edward Jones,                      Mason, Inc.
                                          1993 to 2001; President,                             (financial services
                                          Securities Industry Association                      holding company),
                                          ("SIA") (securities industry's                       since 1993;
                                          representative in government                         formerly, Director,
                                          relations and regulatory matters                     Boston Financial
                                          at the federal and state                             Group (real estate
                                          levels),  1974 to 1992; Adviser                      and tax shelters),
                                          to SIA, November 1992 to                             1993 to 1999.
                                          November 1993.
-----------------------------------------------------------------------------------------------------------------------------
William E. Rulon (75)    Trustee since    Retired; formerly, Senior Vice            62         Formerly, Director,
                              1986        President, Foodmaker, Inc.                           Pro-Kids Golf and
                                          (operator and franchiser of                          Learning Academy
                                          restaurants), until January 1997.                    (teach golf and
                                                                                               computer usage to
                                                                                               "at risk" children),
                                                                                               1998 to 2006;
                                                                                               formerly, Director,
                                                                                               Prandium, Inc.
                                                                                               (restaurants), March
                                                                                               2001 to  July 2002.
-----------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (76)   Trustee since    Founding General Partner, Oxford          62         None.
                              1982        Partners and Oxford Bioscience
                                          Partners (venture capital investing)
                                          and President, Oxford Venture
                                          Corporation, since 1981.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF FUNDS   OTHER DIRECTORSHIPS
                         POSITION AND                                        IN FUND COMPLEX    HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)                SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)         TRUSTEE
-----------             -------------        ---------------------------     ----------------   ------------------
-----------------------------------------------------------------------------------------------------------------------------


Tom D. Seip (58)         Trustee since    General Partner, Seip                     62         Director, H&R Block,
                           2000; Lead     Investments LP (a private                            Inc. (financial
                          Independent     investment partnership);                             services company),
                            Trustee       formerly, President and CEO,                         since May 2001;
                         beginning 2006   Westaff, Inc. (temporary                             Chairman,
                                          staffing), May 2001 to January                       Compensation
                                          2002; formerly, Senior Executive                     Committee, H&R
                                          at the Charles Schwab                                Block, Inc., since
                                          Corporation, 1983 to 1998,                           2006; Director,
                                          including Chief Executive                            America One
                                          Officer, Charles Schwab                              Foundation, since
                                          Investment Management, Inc., and                     1998; formerly,
                                          Trustee, Schwab Family of Funds                      Chairman, Governance
                                          and Schwab Investments, 1997 to                      and Nominating
                                          1998, and Executive Vice                             Committee, H&R
                                          President-Retail Brokerage,                          Block, Inc., 2004 to
                                          Charles Schwab & Co., Inc., 1994                     2006; formerly,
                                          to 1997.                                             Director, Forward
                                                                                               Management, Inc. (asset
                                                                                               management company), 1999 to
                                                                                               2006; formerly. Director,
                                                                                               E-Bay Zoological Society, 1999
                                                                                               to 2003; formerly, Director,
                                                                                               General Magic (voice
                                                                                               recognition software), 2001 to
                                                                                               2002; formerly, Director,
                                                                                               E-Finance Corporation (credit
                                                                                               decisioning services), 1999 to
                                                                                               2003; formerly, Director,
                                                                                               Save-Daily.com (micro
                                                                                               investing services), 1999 to
                                                                                               2003.


-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF FUNDS   OTHER DIRECTORSHIPS
                         POSITION AND                                        IN FUND COMPLEX    HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)                SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)         TRUSTEE
-----------             -------------        ---------------------------     ----------------   ------------------
-----------------------------------------------------------------------------------------------------------------------------

Candace L. Straight      Trustee since    Private investor and consultant           62         Director, Montpelier
(60)                          2000        specializing in the insurance                        Re (reinsurance
                                          industry; formerly, Advisory                         company), since 2006;
                                          Director, Securitas Capital LLC                      Director, National
                                          (a global private equity                             Atlantic Holdings
                                          investment firm dedicated to                         Corporation
                                          making investments in the                            (property and
                                          insurance sector), 1998 to                           casualty insurance
                                          December 2003.                                       company), since
                                                                                               2004; Director, The
                                                                                               Proformance Insurance Company
                                                                                               (property and casualty
                                                                                               insurance company), since
                                                                                               March 2004; formerly,
                                                                                               Director, Providence
                                                                                               Washington Insurance Company
                                                                                               (property and casualty
                                                                                               insurance company), December
                                                                                               1998 to March 2006; formerly,
                                                                                               Director, Summit Global
                                                                                               Partners (insurance brokerage
                                                                                               firm), 2000 to 2005.


-----------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (63)      Trustee since    Retired; formerly, Regional               62         None.
                              2000        Manager for Mid-Southern Region,
                                          Ford Motor Credit Company, September
                                          1997 to 2007; formerly, President,
                                          Ford Life Insurance Company,
                                          April 1995 to August 1997.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF FUNDS   OTHER DIRECTORSHIPS
                         POSITION AND                                        IN FUND COMPLEX    HELD OUTSIDE FUND
NAME, AGE, AND          LENGTH OF TIME                                         OVERSEEN BY       COMPLEX BY FUND
ADDRESS (1)                SERVED (2)        PRINCIPAL OCCUPATION(S) (3)     FUND TRUSTEE (4)         TRUSTEE
-----------             -------------        ---------------------------     ----------------    -----------------
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                     FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
---------------------------------------------------------------------------------------------------------------------


Jack L. Rivkin* (67)     President and    Executive Vice President and              62         Director, Dale
                         Trustee since    Chief Investment Officer,                            Carnegie and
                              2002        Neuberger Berman Inc. (holding                       Associates, Inc.
                                          company), since 2002 and 2003,                       (private company),
                                          respectively; Managing Director                      since 1998;
                                          and Chief Investment Officer,                        Director, Solbright,
                                          Neuberger Berman, since December                     Inc. (private
                                          2005 and 2003, respectively;                         company), since 1998.
                                          formerly, Executive Vice
                                          President, Neuberger Berman,
                                          December 2002 to 2005; Director and
                                          Chairman, NB Management, since
                                          December 2002; formerly, Executive
                                          Vice President, Citigroup
                                          Investments, Inc., September 1995
                                          to February 2002; formerly, Executive
                                          Vice President, Citigroup Inc.,
                                          September 1995 to February 2002.


---------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (48)  Chairman of the   Executive Vice President,                 62         Director and Vice
                          Board, Chief    Neuberger Berman Inc. (holding                       President,
                           Executive      company), since 1999; Head of                        Neuberger & Berman
                          Officer and     Neuberger Berman Inc.'s Mutual                       Agency, Inc., since
                         Trustee since    Funds Business (since 1999) and                      2000; formerly,
                              1999        Institutional Business (1999 to                      Director, Neuberger
                                          October 2005); responsible for                       Berman Inc. (holding
                                          Managed Accounts Business and                        company), October
                                          intermediary distribution since                      1999 to March 2003;
                                          October 1999; President and                          Trustee, Frost
                                          Director, NB Management since                        Valley YMCA;
                                          1999; Managing Director,                             Trustee, College of
                                          Neuberger Berman, since 2005;                        Wooster.
                                          formerly, Executive Vice
                                          President, Neuberger Berman,
                                          1999 to December 2005; formerly,
                                          Principal, Neuberger Berman, 1997 to
                                          1999; formerly, Senior Vice President,
                                          NB Management, 1996 to 1999.
---------------------------------------------------------------------------------------------------------------------

   (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

   (2) Pursuant to the Trust's Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

   (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

   (4) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

   * Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE TRUST
-------------------------------------------

                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)                        TIME SERVED (2)                      PRINCIPAL OCCUPATION(S) (3)
--------------------------                        ---------------                      ---------------------------

Andrew B. Allard (46)                          Anti-Money Laundering          Senior Vice President, Neuberger Berman,
                                           Compliance Officer since 2002      since 2006; Deputy General Counsel,
                                                                              Neuberger Berman, since 2004; formerly, Vice
                                                                              President, Neuberger Berman, 2000 to 2005;
                                                                              formerly, Associate General Counsel, Neuberger
                                                                              Berman, 1999 to 2004; Anti-Money Laundering
                                                                              Compliance Officer, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (six since 2002, two since 2003, four since
                                                                              2004, one since 2005 and two since 2006).

Michael J. Bradler (38)                    Assistant Treasurer since 2005     Vice President, Neuberger Berman, since
                                                                              2006; Employee, NB Management, since 1997;
                                                                              Assistant Treasurer, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (thirteen since 2005 and two since 2006).

Claudia A. Brandon (51)                         Secretary since 1985          Senior Vice President, Neuberger Berman,
                                                                              since 2007; Vice President-Mutual Fund Board
                                                                              Relations, NB Management, since 2000 and
                                                                              Assistant Secretary since 2004; formerly,
                                                                              Vice President, Neuberger Berman, 2002 to
                                                                              2006 and Employee since 1999; Secretary,
                                                                              fifteen registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator (three since 1985,
                                                                              three since 2002, two since 2003, four
                                                                              since 2004, one since 2005 and two since
                                                                              2006).

                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS(1)                         TIME SERVED (2)                      PRINCIPAL OCCUPATION(S) (3)
-------------------------                         ---------------                      ---------------------------
Robert Conti (51)                            Vice President since 2000        Managing Director, Neuberger Berman, since
                                                                              2007; formerly, Senior Vice President,
                                                                              Neuberger Berman, 2003 to 2006; formerly,
                                                                              Vice President, Neuberger Berman, 1999 to
                                                                              2003; Senior Vice President, NB Management,
                                                                              since 2000; Vice President, fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (three since 2000, three since
                                                                              2002, two since 2003, four since 2004, one
                                                                              since 2005 and two since 2006).

Brian J. Gaffney (54)                        Vice President since 2000        Managing Director, Neuberger Berman, since
                                                                              1999; Senior Vice President, NB Management,
                                                                              since 2000; Vice President, fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (three since 2000, three since
                                                                              2002, two since 2003, four since 2004, one
                                                                              since 2005 and two since 2006).

Maxine L. Gerson (57)                   Chief Legal Officer since 2005        Senior Vice President, Neuberger Berman,
                                        (only for purposes of sections 307    since 2002; Deputy General Counsel and
                                        and 406 of the Sarbanes-Oxley Act     Assistant Secretary, Neuberger Berman, since
                                        of 2002)                              2001; Senior Vice President, NB Management,
                                                                              since 2006; Secretary and General Counsel, NB
                                                                              Management, since 2004; Chief Legal Officer
                                                                              (only for purposes of sections 307 and 406 of
                                                                              the Sarbanes-Oxley Act of 2002), fifteen
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator (thirteen since 2005 and two
                                                                              since 2006).

Sheila R. James (42)                       Assistant Secretary since 2002     Vice President, Neuberger Berman, since 2008
                                                                              and Employee since 1999; formerly, Assistant
                                                                              Vice President, Neuberger Berman, 2007;
                                                                              Assistant Secretary, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (six since 2002, two since 2003, four
                                                                              since 2004, one since 2005 and two since
                                                                              2006).

Kevin Lyons (52)                           Assistant Secretary since 2003     Assistant Vice President, Neuberger Berman,
                                                                              since 2008 and Employee since 1999;
                                                                              Assistant Secretary, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (eight since 2003, four since 2004, one since
                                                                              2005 and two since 2006).

                                              POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)                        TIME SERVED (2)                      PRINCIPAL OCCUPATION(S) (3)
--------------------------                        ---------------                      ---------------------------
John M. McGovern (38)                    Treasurer and Principal Financial    Senior Vice President, Neuberger Berman,
                                         and Accounting Officer since 2005;   since 2007; formerly, Vice President,
                                         prior thereto, Assistant Treasurer   Neuberger Berman, 2004 to 2006; Employee, NB
                                                     since 2002               Management, since 1993; Treasurer and
                                                                              Principal Financial and Accounting Officer,
                                                                              fifteen registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator (thirteen since
                                                                              2005 and two since 2006); formerly,
                                                                              Assistant Treasurer, thirteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and
                                                                              administrator, 2002 to 2005.

Frank Rosato (37)                          Assistant Treasurer since 2005     Vice President, Neuberger Berman, since
                                                                              2006; Employee, NB Management, since 1995;
                                                                              Assistant Treasurer, fifteen registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              (thirteen since 2005 and two since 2006).

Frederic B. Soule (61)                       Vice President since 2000        Senior Vice President, Neuberger Berman,
                                                                              since 2003; formerly, Vice President,
                                                                              Neuberger Berman, 1999 to 2002; Vice
                                                                              President, fifteen registered investment
                                                                              companies for which NB Management acts as
                                                                              investment manager and administrator (three
                                                                              since 2000, three since 2002, two since
                                                                              2003, four since 2004, one since 2005 and
                                                                              two since 2006).

Chamaine Williams (37)                  Chief Compliance Officer since 2005   Senior Vice President, Neuberger Berman,
                                                                              since 2007; Chief Compliance Officer, NB
                                                                              Management, since 2006; Senior Vice
                                                                              President, Lehman Brothers Inc., since 2007;
                                                                              formerly, Vice President, Lehman Brothers
                                                                              Inc., 2003 to 2006; Chief Compliance
                                                                              Officer, fifteen registered investment
                                                                              companies for which NB Management acts as
                                                                              investment manager and administrator
                                                                              (fourteen since 2005 and one since 2006);
                                                                              formerly, Chief Compliance Officer, Lehman
                                                                              Brothers Asset Management Inc., 2003 to
                                                                              2007; formerly, Chief Compliance Officer,
                                                                              Lehman Brothers Alternative Investment
                                                                              Management LLC, 2003 to 2007; formerly,
                                                                              Vice President, UBS Global Asset
                                                                              Management (US) Inc. (formerly, Mitchell
                                                                              Hutchins AssetManagement, a wholly-owned
                                                                              subsidiary of PaineWebber Inc.), 1997 to
                                                                              2003.

--------------------

   (1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

   (2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

   (3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

THE BOARD OF TRUSTEES
---------------------

     The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund's advisory and sub-advisory contracts and other principal contracts. It is the Trust's policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not "interested persons" of NB Management (including its affiliates) or the Trust ("Independent Fund Trustees"). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board of Trustees are described below.


     AUDIT COMMITTEE. The Audit Committee's purposes are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a4 under the 1940 Act, to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firms; and (e) to act as a liaison between the Fund's independent registered public accounting firms and the full Board. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met six times.


     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee generally oversees: (a) the Trust's program for compliance with Rule 38a-1 and the Trust's implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust's Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust's Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.) The Committee's primary function is oversight. Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund's

Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne Harvey, Michael M. Knetter and Edward
I. O'Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met four times. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust's principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met four times.

     EXECUTIVE COMMITTEE. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael M. Knetter, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2007, the Committee met four times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee: (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market pricing is not readily available;
(d) generally oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent. Its members are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met three times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2007, the Committee met twice.

     The Trust's Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

     Officers and Fund Trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust. Prior to January 1, 2008, for serving as a trustee of the fund family, each Independent Fund Trustee received an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attended in-person or by telephone. For any additional special in-person meeting of the Board, the Independent Fund Trustees determined whether a fee was warranted, provided, however, that no fee was normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board's Audit Committee received $5,000 per year and each member of the Audit Committee, including the Chair, received $1,000 for each Audit
Committee meeting he or she attended in-person or by telephone. No additional compensation was provided for service on any other Board committee. The Lead Independent Trustee received an additional $20,000 per year.

     Effective January 1, 2008, the compensation of each Independent Fund Trustee was restructured. For serving as a trustee of the funds in the fund family, each Independent Fund Trustee receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year. No additional compensation is provided for service on a Board committee.

The Lead Independent Trustee receives an additional $35,000 per year.

     The funds in the fund family reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Fund Trustee compensation is allocated to each fund in the fund family based on a method the Board of Trustees finds reasonable.

     The following table sets forth information concerning the compensation of the Fund Trustees. The Trust does not have any retirement plan for the Fund Trustees.

                                                       TABLE OF COMPENSATION
                                                   FOR FISCAL YEAR ENDED 8/31/07
                                                   -----------------------------

                                                                                                     Total Compensation from
                                                                                                   Investment Companies in the
                                                               Aggregate                                  Neuberger Berman
                                                             Compensation                            Fund Complex Paid to Fund
Name and Position with the Trust                            from the Trust                                   Trustees
---------------------------------                           --------------                                   --------
INDEPENDENT FUND TRUSTEES

John Cannon                                                    $37,343                                     $105,502
Trustee

Faith Colish                                                   $36,028                                     $101,655
Trustee

Martha C. Goss                                                 $7,357*                                     $20,577*
Trustee

C. Anne Harvey                                                 $33,373                                      $94,421
Trustee

Robert A. Kavesh                                               $36,028                                     $101,655
Trustee

Michael M. Knetter                                            $15,105*                                     $41,851*
Trustee

Howard A. Mileaf                                               $38,051                                     $107,466
Trustee

George W. Morriss                                             $15,813*                                     $43,816*
Trustee

Edward I. O'Brien                                              $36,028                                     $101,655
Trustee

William E. Rulon                                               $36,028                                     $101,655
Trustee

Cornelius T. Ryan                                              $39,460                                     $111,349
Trustee

                                                    TABLE OF COMPENSATION
                                                FOR FISCAL YEAR ENDED 8/31/07
                                                -----------------------------

                                                                                                     Total Compensation from
                                                                                                   Investment Companies in the
                                                               Aggregate                                  Neuberger Berman
                                                             Compensation                            Fund Complex Paid to Fund
Name and Position with the Trust                            from the Trust                                   Trustees
---------------------------------                           --------------                                   --------
Tom D. Seip                                                    $44,900                                     $126,818
Trustee

Candace L. Straight                                            $36,028                                     $101,655
Trustee

Peter P. Trapp                                                 $35,767                                     $100,271
Trustee

"FUND TRUSTEES WHO ARE "INTERESTED PERSONS"

Jack L. Rivkin                                                      $0                                           $0
President and Trustee

Peter E. Sundman                                                    $0                                           $0
Chairman of the Board, Chief Executive
Officer and Trustee

*Dr. Knetter and Mr. Morriss became Fund Trustees on February 28, 2007. Ms. Goss became Fund Trustee on June 1, 2007.

     As the Fund was not operational prior to the date of this SAI, the Fund Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

OWNERSHIP OF SECURITIES
-----------------------

     The following table shows the aggregate dollar range that each Fund Trustee held in all the funds in the fund family as of December 31, 2007.

-----------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF FUND TRUSTEE                     COMPANIES OVERSEEN BY FUND TRUSTEE IN FAMILY OF INVESTMENT COMPANIES*
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT FUND TRUSTEES
-----------------------------------------------------------------------------------------------------------------------


John Cannon                                                                   E
-----------------------------------------------------------------------------------------------------------------------
Faith Colish                                                                  E
-----------------------------------------------------------------------------------------------------------------------
Martha C. Goss                                                                A
-----------------------------------------------------------------------------------------------------------------------
C. Anne Harvey                                                                D
-----------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh                                                              C
-----------------------------------------------------------------------------------------------------------------------
Michael M. Knetter                                                            A
-----------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf                                                              E
-----------------------------------------------------------------------------------------------------------------------
George W. Morriss                                                             C
-----------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien                                                             E
-----------------------------------------------------------------------------------------------------------------------
William E. Rulon                                                              E
-----------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan                                                             E
-----------------------------------------------------------------------------------------------------------------------
Tom D. Seip                                                                   E
-----------------------------------------------------------------------------------------------------------------------
Candace L. Straight                                                           E
-----------------------------------------------------------------------------------------------------------------------
Peter P. Trapp                                                                E
-----------------------------------------------------------------------------------------------------------------------
FUND TRUSTEES WHO ARE "INTERESTED PERSONS"
-----------------------------------------------------------------------------------------------------------------------
Jack L. Rivkin                                                                B
-----------------------------------------------------------------------------------------------------------------------
Peter E. Sundman                                                              E
-----------------------------------------------------------------------------------------------------------------------
    * Valuation as of December 31, 2007.


A = None   B =  $1-$10,000   C = $10,001 -  $50,000   D =  $50,001-$100,000   E = over $100,000

INDEPENDENT FUND TRUSTEES OWNERSHIP OF SECURITIES

     No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

     NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated November 3, 2003 ("Management Agreement").

     The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

     NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. Two directors of NB Management, who also serve as officers of NB Management, presently serve as Fund Trustees and/or officers of the Trust. See "Trustees and Officers." The Fund pays NB Management a management fee based on the Fund's average daily net assets, as described below.

     NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to three administration agreements with the Trust, one for Class A dated December 17, 2007, one for Class C dated December 17, 2007, and one for the Institutional
Class dated June 13, 2005 (each an "Administration Agreement"). For such administrative services, each Class of the Fund pays NB Management a fee based on the Class's average daily net assets, as described below.

     Under the Administration Agreement for each class of shares, NB Management also provides to each Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent or third-party investment providers. NB Management provides the direct shareholder services specified in the Administration Agreements and assists the shareholder servicing agent or third-party investment providers in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the third-party investment provider solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreements.

     From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

     Third parties may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intends to contract with third parties for only those services they may legally provide. If, due to a change in laws governing those third parties or in the interpretation of any such law, a third party is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or its shareholders adversely.

     The Management Agreement continues until October 31, 2009. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund. The Administration Agreements for Class A and Class C shares continue until October 31, 2009. The Administration Agreement for the Institutional Class continues until October 31, 2008. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

     The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

MANAGEMENT AND ADMINISTRATION FEES
----------------------------------

     For investment management services, the Fund pays NB Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion.

     For administrative services, each of Class A and Class C of the Fund pay NB Management a fee at the annual rate of 0.26% of the Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of the Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund's consent, NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement, and may compensate each such third party that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by the Fund; see "Distribution Arrangements," below.) In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

     For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of 0.15% of the Fund's average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing and shareholder communications, subject to the prior approval of an annual budget by the Fund Trustees, including a majority of those Independent Fund Trustees and periodic reports to the Board of Trustees on actual expenses. With the Fund's consent NB Management may subcontract to third parties, including investment providers, some of its responsibilities to the Fund under the Administration Agreement and may compensate each such third party that provides such services. In addition, the Fund may compensate third parties, including investment providers, for recordkeeping, accounting or other services.

CONTRACTUAL EXPENSE LIMITATIONS
-------------------------------

     NB Management has contractually undertaken, during the respective period noted below, to forgo current payment of fees and/or reimburse annual operating expenses of each Class listed below so that its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") do not exceed the rate per annum noted below ("Expense Limitation").

     The Fund has agreed to repay NB Management out of assets attributable to its respective Class noted below for any fees forgone by NB Management under the Expense Limitation or any Operating Expenses NB Management reimburses in excess of the Expense Limitation, provided the repayments do not cause that Class' Operating Expenses to exceed the respective annual rate of average daily net assets as noted below and the repayments are made within three years after the year in which NB Management incurred the expense.

     The appropriateness of these undertakings is determined on a class-by-class basis.


FUND                          CLASS                LIMITATION PERIOD            EXPENSE LIMITATION
----                          -----                -----------------            ------------------
Climate Change                A                    08/31/2011                   1.20%
                              C                    08/31/2011                   1.95%
                              Institutional        08/31/2011                   0.95%



SUB-ADVISER
-----------

     NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated November 3, 2003 ("Sub-Advisory Agreement").

     The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of

Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

     The Sub-Advisory Agreement continues until October 31, 2009 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if they are assigned or if the Management Agreement terminates with respect to the Fund.

PORTFOLIO MANAGER INFORMATION
-----------------------------

     OTHER ACCOUNTS MANAGED
     ----------------------

     Ron Silvestri and Dave Wheeler are the Portfolio Managers of the Fund and together they have day-to-day management responsibility for the Fund. The Portfolio Managers consult from time to time with an advisory council of NB Management and its affiliates, whose members do not have day-to-day management responsibility for the Fund and receive no separate compensation for such consultation.


     The table below describes the other accounts for which each Portfolio Manager has day-to-day management responsibility as of December 31, 2007.



                                                                  NUMBER OF ACCOUNTS      ASSETS MANAGED FOR WHICH
                                 NUMBER OF      TOTAL ASSETS       MANAGED FOR WHICH           ADVISORY FEE IS
                                  ACCOUNTS        MANAGED           ADVISORY FEE IS           PERFORMANCE-BASED
       TYPE OF ACCOUNT            MANAGED       ($ MILLIONS)       PERFORMANCE-BASED            ($ MILLIONS)

RON SILVESTRI

Registered Investment
Companies*                          1                10                     -                           -

Other Pooled Investment
Vehicles                            -                 -                     -                           -

Other Accounts**                    -                 -                     -                           -

DAVE WHEELER

Registered Investment
Companies*                          1                10                     -                           -

Other Pooled Investment
Vehicles                            -                 -                     -                           -

Other Accounts**                    -                 -                     -                           -


*Registered Investment Companies includes Mutual Funds.
**Other Accounts include:  Institutional  Separate  Accounts,  Sub-Advised,  and
  Managed Accounts (WRAP).

     CONFLICTS OF INTEREST
     ---------------------

     Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Fund also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible.

     NB Management, Neuberger Berman and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     COMPENSATION
     ------------

     A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers' compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

     Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a "finder's fee" or "referral fee" paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

     NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

     In  addition,   there  are  additional  stock  and  option  award  programs available.

     NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

     OWNERSHIP OF SECURITIES
     -----------------------

     As of the date of this SAI, the Fund was new and had not yet issued any shares.

OTHER INVESTMENT COMPANIES MANAGED
----------------------------------

     The investment decisions concerning the Fund and the other registered investment companies managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

     There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

     The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

CODES OF ETHICS
---------------

     The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Fund Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund's Portfolio Managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Fund, but are restricted from trading in close conjunction with the Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN
------------------------------------------------------------

     Neuberger Berman and NB Management are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed "control persons," all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Joe Amato, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.

     Lehman Brothers Holding Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.'s address is 745 Seventh Avenue, New York, New York 10019.


                            DISTRIBUTION ARRANGEMENTS

     The Fund offers Class A, Class C and Institutional Class shares.

DISTRIBUTOR
-----------

     NB Management serves as the distributor ("Distributor") in connection with the offering of the Fund's shares. Institutional Class shares are offered on a no-load basis. Class A and Class C (with the exception of Grandfathered Investors as defined in the Class A and Class C shares Prospectus) are available only through institutions that have entered into selling agreements with NB Management.

     In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares. The Distributor also acts as agent in arranging for the sale of the Fund's Class A and Class C shares to Institutions and bears all advertising and promotion expenses incurred in the sale of the Fund's shares. However, for Class A shares, the Distributor receives commission revenue consisting of the portion of Class A sales charge remaining after the allowances by the Distributor to Institutions. For Class C shares, the Distributor receives any contingent deferred sales charges that apply during the first year after purchase. The Fund pays the Distributor for advancing the immediate service fees and commissions paid to qualified Institutions of Class C shares.

     For each Class that is sold directly to investors (currently Institutional Class shares and Class A shares for Grandfathered Investors as defined in the Fund's Prospectuses), the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of its shareholder lists, the shares of other mutual Fund for which the Distributor acts as distributor or other products or services. Any such use of the Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund's shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

     The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Institutional Class and a Distribution and Shareholder Services Agreement with respect to each of Class A and Class C of the Fund ("Distribution Agreements"). The Distribution Agreements continue until October 31, 2008. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreement.

REVENUE SHARING
---------------

     NB Management and/or its affiliates may pay additional compensation and/or provide incentives (out of their own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries ("Financial Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares ("revenue sharing payments").

     Such payments are intended to provide additional compensation to Financial Intermediaries for various services, including without limitation, participating in joint advertising with a Financial Intermediary, granting NB Management personnel reasonable access to a Financial Intermediary's financial advisers and consultants, and allowing NB Management personnel to attend conferences. NB Management and its affiliates may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

     In addition, NB Management may pay for: placing the Fund on the Financial Intermediary's sales system, preferred or recommended fund list, providing periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; disseminating to Financial Intermediary personnel information and product marketing materials regarding the Fund; explaining to clients the features and characteristics of the Fund; conducting due diligence regarding the Fund; providing reasonable access to sales meetings, sales representatives and management representatives of a Financial Intermediary; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Financial Intermediaries in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Financial Intermediary charges its representatives for effecting transactions in Fund shares) and other similar charges.

     The level of revenue sharing payments made to Financial Intermediaries may be a fixed fee or based upon one or more of the following factors: reputation in the industry, ability to attract and retain assets, target markets, customer relationships, quality of service, gross sales, current assets and/or number of accounts of the Fund attributable to the Financial Intermediary, the particular Fund or fund type or other measures as agreed to by NB Management and/or their affiliates and the Financial Intermediaries or any combination thereof. The amount of these payments is determined at the discretion of NB Management and/or its affiliates from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

     Receipt of, or the prospect of receiving, this additional compensation, may influence a Financial Intermediary's recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary's compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary's recommendation of the Fund.

     In addition to the compensation described above, the Fund and/or NB Management may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees paid by the Fund may differ depending on the Fund and are designed to be equal to or less than the fees the Fund would pay to its transfer agent for similar services. Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary's sales activities.

     NB Management and its affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in its clients' accounts, NB Management and/or its affiliates benefit from the incremental management and other fees paid to NB Management and/or its affiliates by the Fund with respect to those assets.

DISTRIBUTION PLAN (Class A Only)
-----------------

     The Trust, on behalf of the Fund, has also adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to Class A of the Fund. The Plan provides that the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class A of the Fund a fee at the annual rate of 0.25% of that Class's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Class A shares and/or provide services to Class A and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class A of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class A's plan complies with these rules.

DISTRIBUTION PLAN (Class C Only)
-----------------

     The Trust, on behalf of the Fund, has also adopted a Plan with respect to Class C of the Fund. The Plan provides that Class C of the Fund will compensate NB Management for administrative and other services provided to the Fund, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Fund. Under the Plan, NB Management receives from Class C of the Fund a fee at the annual rate of 1.00% of that Class's average daily net assets of which 0.75% is a distribution fee and 0.25% is a service fee. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to Class C and its shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Class C of the Fund during any year may be more or less than the cost of distribution and other services provided to that class of the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Class C's Plan complies with these rules.

DISTRIBUTION PLAN
-----------------

     Each Plan requires that NB Management provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by the Fund and the purposes for which such expenditures were made.

     Prior to approving the Plans, the Fund Trustees considered various factors relating to the implementation of each Plan and determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. To the extent the Plans allow the Fund to penetrate markets to which they would not otherwise have access, the Plans may result in additional sales of Fund shares; this, in turn, may enable the Fund to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more effectively by Institutions with which shareholders have an existing relationship.

     The Plans continue until December 17, 2008. The Plans are renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of those Independent Fund Trustees who have no direct or indirect financial interest in the Distribution Agreement or the Plans pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any class of the Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the class and by the Fund Trustees in the manner described above. A Plan is terminable with respect to a class of the Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the class.

     From time to time, the Fund may be closed to new investors. Because the Plans for the Class A and Class C shares of the Fund pay for ongoing shareholder and account services, the Board may determine that it is appropriate for the Fund to continue paying a 12b-1 fee, even though the Fund is closed to new investors.

                         ADDITIONAL PURCHASE INFORMATION

SHARE PRICES AND NET ASSET VALUE
--------------------------------

     The Fund's shares are bought or sold at the offering price or at a price that is the Fund's NAV per share. The NAV for each Class of the Fund is calculated by subtracting total liabilities of that Class from total assets attributable to that Class (the market value of the securities the Fund holds plus cash and other assets). The Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding attributable to that Class and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

     The Fund uses an independent pricing service to value its equity portfolio securities (including options). The independent pricing service values equity portfolio securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. The independent pricing service values foreign equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by the independent pricing service at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

     If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value.

     The Fund uses an independent pricing service to value its debt securities. Valuations of debt securities provided by an independent pricing service are based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If quotations are not readily available, securities are valued by a method that the Fund Trustees believe accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

     The Fund's foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.


     The Fund's securities may be traded in foreign markets that may be open on days when the NYSE is closed. As a result, the NAV of the Fund may be significantly affected on days when shareholders have no access to the Fund.

     If, after the close of the principal market on which a security is traded, and before the time the Fund's securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board's review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security's valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security's fair value will be the same as or close to the subsequent opening market price for that security.

     If NB Management believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

FINANCIAL INTERMEDIARIES
------------------------

     The Fund has authorized one or more financial intermediaries to receive purchase and redemption orders on its behalf. Such financial intermediaries are authorized to designate other administrative intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase and redemption order when a financial intermediary or its designee receives the order. Purchase and redemption orders will be priced at the next share price or offering price to be calculated after the order has been "accepted" as defined in the Fund's Prospectuses.

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING
---------------------------------------------

     For each Class of the Fund that is sold directly to investors (currently Institutional Class shares and Class A shares for Grandfathered Investors as defined in the Fund's Class A and Class C shares Prospectus), shareholders in that Class ("Direct Shareholders") may arrange to have a fixed amount automatically invested in Fund shares of that Class each month. To do so, a Direct Shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. Direct Shareholders who elect to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

     Automatic investing enables a Direct Shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a Direct Shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

SALES CHARGES
-------------

     CLASS A PURCHASES
     -----------------

     PURCHASES BY CERTAIN 403(B) PLANS. Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the Neuberger Berman Fund is a principal investment option; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER  PURCHASES.   Pursuant  to  a  determination  of  eligibility  by  NB
Management, Class A shares of the Fund may be sold at net asset value to:

     1. current or retired directors, trustees, and officers of the Neuberger Berman Funds, current or retired employees and partners of NB Management or Neuberger and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     2. currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in- law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     3. currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Fund, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     4. companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

     5.   insurance company separate accounts;

     6. accounts managed by NB Management or Neuberger and its affiliated companies;

     7.   NB Management or Neuberger and its affiliated companies;

     8. an individual or entity with a substantial business relationship with NB Management or Neuberger and its affiliated companies, or an individual or entity related or relating to such individual or entity;

     9. wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by NB Management or Neuberger and its affiliated companies;

     10. full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

     11. directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

     12. banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee;

     13. clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

     14. Employer-sponsored defined contribution - type plans, including certain 403(b) plans, investing $1 million or more with 100 or more eligible employees, and IRA rollovers involving retirement plan assets invested in the funds in the fund family; and

     15. Employee benefit and retirement plans for NB Management and its affiliates.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     MOVING BETWEEN ACCOUNTS.
     ------------------------

     Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     o redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     o required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     o death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

     LOAN REPAYMENTS.
     ----------------

     Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if NB Management is notified of the repayment.

     DEALER COMMISSIONS AND COMPENSATION.
     ------------------------------------

     Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of aggregate purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund's IRA rollover policy as described in the Class A and Class C shares Prospectus) are paid to dealers at the following rates: 1.00% on amounts from $1 million to $1,999,999, 0.75% on amounts from $2 million to $2,999,999, 0.50% on amounts from $3 million to $4,999,999 and 0.25% on amounts from $5 million and above. Commissions are based on cumulative investments and are annually reset.

     A dealer concession of up to 1% may be paid by the Fund under its Class A Plan to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS
-----------------------------------

     REDUCING YOUR CLASS A SALES CHARGE.
     -----------------------------------

     As described in the Class A and Class C shares Prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

     LETTER OF INTENT. By establishing a letter of intent (the "Letter"), you enter into a nonbinding commitment to purchase shares of non-money market funds in the fund family over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Letter period may be credited toward satisfying the Letter.

     The Letter may be revised upward at any time during the Letter period, and such a revision will be treated as a new Letter, except that the Letter period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Letter.

     The Letter will be considered completed if the shareholder dies within the 13-month Letter period. Commissions to dealers will not be adjusted or paid on the difference between the Letter amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Letter, shares equal to 5% of the dollar amount specified in the Letter may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Fund's transfer agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Letter period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Letter period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Letter period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

     Shareholders purchasing shares at a reduced sales charge under a Letter indicate their acceptance of these terms and those in the Prospectus with their first purchase.

     AGGREGATION. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the Class A and Class C shares Prospectus, if all parties are purchasing shares for their own accounts and/or:

     o individual-type employee benefit plans, such as an IRA, individual 403(b) plan (see exception in "Purchases by certain 403(b) plans" under "Sales Charges") or single-participant Keogh-type plan;

     o business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     o trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct the Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     o endowments or foundations established and controlled by you or your immediate family; or

     o 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     o for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     o  made for two or more employee  benefit plans of a single  employer or of
        affiliated   employers  as  defined  in  the  1940  Act,  excluding  the individual-type employee benefit plans described above;

     o for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     o for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     o for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES. As described in the Class A and Class C shares Prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the funds in the fund family. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of money market funds in the fund family are excluded.

     RIGHTS OF ACCUMULATION. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the funds in the fund family to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of money market funds in the fund family are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year 2007 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2007. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or NB Management if you have additional information that is relevant to the calculation of the value of your holdings.

     You may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your funds in the fund family.

     CDSC WAIVERS FOR CLASS A AND CLASS C SHARES.
     --------------------------------------------

     As noted in the Class A and Class C shares Prospectus, a contingent deferred sales charge ("CDSC") may be waived in the following cases:

     o redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Fund's transfer agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Fund's transfer agent is notified of the death of a joint tenant will be subject to a CDSC;

     o  tax-free returns of excess contributions to IRAs;

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

     o  distributions  from an IRA  upon  the  shareholder's  attainment  of age
        59-1/2;

     o IRA rollover from a fund in the fund family held in a employer sponsored retirement plan to Class A shares; and

     o redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

     In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):

     o Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     o Redemptions through a systematic withdrawal plan (SWP). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     o Purchases where the Distributor pays no commission or transaction fee to authorized dealers.

For purposes of this paragraph, "account" means:

     o in the case of Class A shares, your investment in Class A shares of all funds in the fund family (investments representing direct purchases of money market funds in the fund family are excluded); and

     o in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

     CDSC waivers are allowed only in the cases listed here and in the Class A and Class C shares Prospectus.


                         ADDITIONAL EXCHANGE INFORMATION

     As more fully set forth in a fund's prospectus, if shareholders purchased Advisor, Institutional, Investor or Trust Class shares of a fund in the fund family directly, they may redeem at least $1,000 worth of the fund's shares and invest the proceeds in shares of the corresponding class of one or more of the other funds in the fund family, provided that the minimum investment requirements of the other fund(s) are met. Investor Class may also be exchanged for Trust Class shares where NB Management is the Institution acting as the record owner on behalf of the shareholder making the exchange.

     In addition, Grandfathered Investors (as defined in the Class A and Class C shares Prospectus) may exchange their shares (either Investor Class or Trust Class) for Class A shares where Investor Class or Trust Class shares of the other fund in the fund family are not available; otherwise, they will exchange their shares into the corresponding class of the other fund in the fund family.

     An Institution may exchange a fund's Investor Class, Advisor Class, Trust Class, Institutional Class, Class A or Class C shares (if the shareholder did not purchase the fund's shares directly) for shares of the corresponding class of one or more of the other funds in the fund family, if made available through that Institution. This privilege is not available for Neuberger Berman Genesis Fund Institutional Class shareholders. Most Institutions allow you to take advantage of the exchange program.

     Exchanges are generally not subject to any applicable sales charges. However, exchanges from money market funds are subject to applicable sales charges of the fund being purchased, unless the money market fund shares were acquired through an exchange from a fund having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gain distributions from a fund having a sales charge.

     Most investment providers allow you to take advantage of the exchange program. Please contact your investment provider or NB Management for further information on exchanging your shares.

     Any of the funds in the fund family may terminate or modify its exchange privilege in the future. Before effecting an exchange, fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale and purchase for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be realized.

     There can be no assurance that Neuberger Berman CASH RESERVES, Neuberger Berman GOVERNMENT MONEY Fund, Lehman Brothers NATIONAL MUNICIPAL Money Fund, Lehman Brothers MUNICIPAL MONEY Fund, Lehman Brothers NEW YORK MUNICIPAL MONEY Fund or Lehman Brothers TAX-FREE MONEY Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

     Each of the funds in the fund family, except Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund may terminate or materially alter its exchange privilege without notice to shareholders. Because Neuberger Berman GLOBAL REAL ESTATE Fund, Neuberger Berman INTERNATIONAL Fund, Neuberger Berman INTERNATIONAL INSTITUTIONAL Fund, Neuberger Berman INTERNATIONAL LARGE CAP Fund and Neuberger Berman REAL ESTATE Fund charge shareholders a redemption fee on exchanges of fund shares held 60 days or less, the funds will provide at least 60 days' notice prior to terminating or materially altering its exchange privilege, except in the following cases:

     o If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

     o In certain extraordinary circumstances, such as the suspension of the redemption of the fund's shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where a fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS
-------------------------

     The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND
-------------------

     The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. The Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions it earns or realizes. Capital gain realization is one factor that a Portfolio Manager may consider in deciding when to sell a security. The Fund's net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Fund's NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

     The  Fund  normally  pays  dividends   from  net   investment   income  and
distributions of net realized capital and foreign currency gains, if any, once annually, in December.

     The Fund's dividends and other distributions are automatically reinvested in additional shares of the distributing Class of the Fund, unless the shareholder elects to receive them in cash ("cash election"). Direct Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another fund in the fund family, designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

     A cash election remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver the Fund's mailings to a shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

     Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the distributing Class of the Fund at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND
--------------------

     To qualify for treatment as a RIC under the Code, the Fund - which is treated as a separate corporation for federal tax purposes - must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss ("short-term capital gain"), and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and
(ii) net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other
RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs. If the Fund invests cash collateral received in connection with securities lending in an unregistered fund (as noted above under "Investment Information -- Cash Management and Temporary Defensive Positions"), and that unregistered fund is classified for federal tax purposes as a partnership that is not a QPTP, the Fund generally will be treated as (x) owning a proportionate share of the unregistered fund's assets for purposes of determining the Fund's compliance with the foregoing diversification requirements and certain other provisions (including the provision that permits it to enable its shareholders to get the benefit of foreign taxes it pays, as described below) and (y) being entitled to the income on that share for purposes of determining whether it satisfies the Income Requirement.

     If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" (as described in each Prospectus) ("QDI") would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

     Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. The Fund's distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to minimize the tax consequences detailed above, there are no guarantees that it will be able to do so.

     The Fund's use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Exchange-traded futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), certain foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) that are subject to section 1256 of the Code ("Section 1256 contracts") in which the Fund may invest are required to be "marked-to-market" (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund's taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

     If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     The Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, the Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     The Fund may invest in units of Canadian income trusts. The tax consequences to the Fund of an investment in an income trust depend on the trust's classification for federal tax purposes; an income trust generally is classified for those purposes as a corporation or a partnership.

     (1) If a Canadian income trust is classified as a corporation, it would be a PFIC (with the income tax consequences to the Fund described above) if it primarily held equity or debt securities of an underlying operating entity but would not be a PFIC if it was actively engaged in a business, such as oil and gas exploration (as a large proportion of Canadian income trusts are), and did not hold substantial investment-type assets. In the latter event, distributions from the income trust to the Fund would be treated as dividends that likely would be treated as QDI.

     (2) If a Canadian income trust is classified for federal tax purposes as a partnership (by making a certain election or otherwise), it likely would be a QPTP, in which event all its net income (regardless of source) would be qualifying income to the Fund under the Income Requirement. But if such an income trust is not a QPTP (because, for example, it satisfies the Income Requirement, i.e., generates at least 90% of its gross income from the passive sources described above), then (a) it would be a publicly traded partnership that likely would be treated for federal tax purposes as a corporation, with the income tax consequences mentioned above, or (b) if not, the Fund would treat its share of the trust's income as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the trust and any non-qualifying income of the trust would pass through to the Fund.

     The  Fund  may  invest  in  ownership  units  (i.e.,   limited  partnership
interests) in MLPs, which generally are classified as partnerships for federal tax purposes. Most MLPs in which the Fund may invest are expected to be QPTPs, all the net income from which (regardless of source) would be qualifying income to the Fund under the Income Requirement. If the Fund invests in an MLP that is a partnership that is not a QPTP, the net income the Fund derives therefrom will be treated for purposes of the Income Requirement in the same manner as income described in the next paragraph.

     Income that the Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) and is not a QPTP will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by that company.

     The Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools ("TMPs") or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service have issued a notice ("Notice") announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

     The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes unrelated business taxable income to them.

     A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting "that are nominees" for "that are not `disqualified organizations'" in clause (3) and inserting "record shareholders that are" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

TAXATION OF THE FUND'S SHAREHOLDERS
-----------------------------------

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     The Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

     Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

     As described in "Maintaining Your Account" in each Prospectus, the Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

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

                                FUND TRANSACTIONS

     Neuberger Berman and Lehman Brothers act as principal brokers for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). This means that Fund trades may be executed by Neuberger Berman or Lehman Brothers where Neuberger Berman or Lehman Brothers is capable of providing best execution. For Fund transactions which involve securities traded on the OTC market; the Fund purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders.

     The Fund has not commenced operations as of the date of this SAI. Accordingly, it has no brokerage data to report.

     Insofar as Fund transactions of the Fund result from active management of equity securities, and insofar as Fund transactions of the Fund result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

     The Fund may, from time to time, loan portfolio securities to Neuberger Berman, Lehman Brothers and to other affiliated broker-dealers ("Affiliated Borrowers") in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated loans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

     In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

     The use of Neuberger Berman and Lehman Brothers as brokers for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

     Under the 1940 Act, commissions paid by the Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

     A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

     To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

     Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Fund participates in.

     The Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

     In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

     A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of the Fund and/or Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB

Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

     The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

EXPENSE OFFSET ARRANGEMENT
--------------------------

     The Fund has an expense offset arrangement in connection with its custodian contract.


PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

PROXY VOTING
------------

     The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

     NB Management has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Fund. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

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

     NB Management's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NB Management's voting guidelines.

     For socially responsive clients, NB Management has adopted socially responsive voting guidelines. For non-socially responsive clients, NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

     In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

     If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.



                          PORTFOLIO HOLDINGS DISCLOSURE

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

     The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the "Potential Recipients") unless such disclosure is consistent with the Fund's legitimate business purposes and is in the best interests of its shareholders (the "Best Interests Standard").

     NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB

Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the "Allowable Recipients"). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as "Approved Recipients." The President or a Senior Vice President of NB Management may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired investment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NB Management's legal and compliance department.

PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES
----------------------------------------

     Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Fund by completing a holdings disclosure form. The completed form must be submitted to the President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to NB Management's legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

     Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund's Chief Compliance Officer, the Board of Trustees reviews the Fund's portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

     Pursuant to a Code of Ethics adopted by the Fund, NB Management and Neuberger Berman ("NB Code"), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund's shareholders. The NB Code also prohibits any person associated with the Fund, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding the security or the issuer of the security.

PORTFOLIO HOLDINGS APPROVED RECIPIENTS
--------------------------------------

     The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved
Recipients:

     STATE STREET BANK AND TRUST COMPANY ("STATE STREET"). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets. As custodian, State Street creates and maintains all records relating to the Fund's activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund's written consent. State Street receives reasonable compensation for its services and expenses as custodian.

     SECURITIES LENDING AGENT. The Fund has entered or may enter into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending. Those principal borrowers may receive the Fund's portfolio holdings daily. Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund's operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower. The Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent. The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

     OTHER THIRD-PARTY SERVICE PROVIDERS TO THE FUND. The Fund may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.

     In addition, the Fund may disclose portfolio holdings information to third parties that calculate information derived from holdings for use by NB Management and/or Neuberger Berman. Currently, the Fund provides its complete portfolio holdings to FactSet Research Systems Inc. ("FactSet") each day for this purpose. FactSet receives reasonable compensation for its services.

     In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

     RATING, RANKING AND RESEARCH AGENCIES. The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund. The Fund provides its complete portfolio holdings to: Vestek each day and Lipper, a Reuters company on the second business day of each month. The Fund also provides its complete month-end portfolio holdings to Data Communique International ("DCI"), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each following month so that DCI can create a list of the Fund's top 10 holdings. No compensation is received by the Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information. NB Management either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund's portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.



                             REPORTS TO SHAREHOLDERS

     Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.



                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

     The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twenty-four separate operating series (including the Fund). The Fund Trustees may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

     Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds."

     DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Fund Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

     SHAREHOLDER MEETINGS. The Fund Trustees do not intend to hold annual meetings of shareholders of the Fund. The Fund Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund or Class entitled to vote at the meeting.

     CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a Delaware corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

     OTHER. Because Class A, Class C, and Institutional Class shares for the Fund can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.



                          CUSTODIAN AND TRANSFER AGENT

     The Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.



                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Fund has selected Ernst & Young LLP200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.



                                  LEGAL COUNSEL

     The Trust has selected Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as its legal counsel.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The Fund has not yet commenced operations as of the date of this SAI and therefore has no beneficial and record owners of more than five percent of the Fund.



                             REGISTRATION STATEMENT

     This SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

     Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                                                                      APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
-----------------------------------------------

         S&P CORPORATE BOND RATINGS:
         --------------------------

     AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.



         MOODY'S CORPORATE BOND RATINGS:
         ------------------------------

     Aaa - Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

     Aa - Bonds rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

     A - Bonds rated A are considered upper-medium grade and are subject to low credit risk. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B are considered speculative and are subject to high credit risk. They generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


         S&P COMMERCIAL PAPER RATINGS:
         ----------------------------

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

MOODY'S COMMERCIAL PAPER RATINGS:
---------------------------------

     Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.